       THIS DOCUMENT IS A COPY OF THE EXHIBIT FILED ON OCTOBER 24, 1996
             PURSUANT TO A RULE 201 TEMPORARY HARDSHIP EXEMPTION.

                              AMENDED AND RESTATED
                          UNLIMITED CONTINUING GUARANTY
                          -----------------------------

     AMENDED AND RESTATED UNLIMITED CONTINUING GUARANTY, ("Guaranty") dated the 10th day of October, 1996, made by SAI/DELTA, INC. (the "Guarantor"), a Florida Corporation, in favor of JOSEPH M. LOBOZZO II (the "Lender") whose address is 690 Portland Avenue, Rochester, New York.

     WHEREAS, Delta Computec, Inc. and Delta Data Net, Inc. (collectively, "Borrower") and National Canada Finance Corp. ("NCFC") entered into a certain Credit Agreement dated as of April 1, 1994, as amended by Credit Agreement Amendment No. 1 dated November 17, 1994, Credit Agreement Amendment No. 2 dated January 24, 1995, Credit Agreement Amendment No. 3 dated April 3, 1995, Credit Agreement Amendment No. 4 dated May 1, 1995 and Credit Agreement Amendment No. 5 dated October 27, 1995 (as amended, the "Credit Agreement");

     WHEREAS, Borrower executed and delivered to NCFC a Promissory Note dated April 1, 1994, as amended and restated by an Amended and Restated Promissory Note dated May 1, 1995 and as further amended and restated by a Third Amended and Restated Promissory Note dated October 27, 1995 (as amended and restated, the "Promissory Note");

     WHEREAS, Guarantor is a wholly owned subsidiary of the Borrower;

     WHEREAS, on March ___, 1995, Guarantor executed and delivered to NCFC its Continuing Unlimited Guaranty (the "Guaranty") pursuant to which it guarantied all of the obligations of Borrower to NCFC under the Credit Agreement and the Promissory Note;

     WHEREAS, on the date hereof, NCFC is assigning to the Lender all but $750,000 of the indebtedness owed to NCFC by Borrower evidenced by the Credit Agreement and the Promissory Note and all of its right, title and interest in certain ocuments executed in connection with the Credit Agreement and the Promissory Note, including all of its right, title and interest in the Guaranty;

     WHEREAS, on the date hereof the Lender and the Borrower are amending and restating the Credit Agreement (as amended and restated, the "Amended and Restated Credit Agreement") and the Promissory Note (as amended and restated, the "Amended and Restated Promissory Note") as such documents relate to the indebtedness assigned by NCFC to Lender; and

     WHEREAS, Lender and the Guarantor desire to amend and restate the Guaranty;

                                                           Page 182 of 207 Pages
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     NOW, THEREFORE, the Guarantor hereby unconditionally guarantees to Lender the full and prompt payment when due of all sums at any time owing by, and the punctual performance of all liabilities and obligations of, the Borrower to the Lender, now existing or hereafter arising, under the Amended and Restated Credit Agreement and the Amended and Restated Promissory Note or in connection with any transaction occurring pursuant thereto, however and whenever created, whether primary or secondary, joint or several, absolute, contingent, or conditional, due or to become due.

     1. The Guarantor shall be liable to Lender for all reasonable attorneys' and paralegals' fees and expenses reasonably incurred, if any action or proceeding is brought to enforce this Amended and Restated Unlimited Continuing Guaranty or if any claim hereunder is referred to an attorney for collection.

     2. This Amended and Restated Unlimited Continuing Guaranty is a primary obligation of the Guarantor. The liability of the Guarantor hereunder is direct and may be enforced without requiring Lender first to resort to any other right, remedy or security. Nothing shall discharge or satisfy the liability of the Guarantor hereunder except the full payment and performance of all of the obligations hereby guaranteed, with interest (as provided in the Amended and Restated Credit Agreement) until fully paid. This Amended and Restated Unlimited Continuing Guaranty shall not be impaired or affected by, nor shall the Guarantor have any defense hereto based upon: (a) any modification, supplement, extension, or amendment of any contract or agreement to which the parties thereto may hereafter agree (including, without limitation, any modification, supplement, extension, or amendment that has the effect of increasing the outstanding or maximum amount of the obligations hereby guaranteed); (b) any modification, release or other alteration of any of the obligations hereby guaranteed or of any security therefore; (c) any agreement or arrangement whatsoever with the Guarantor or anyone else; (d) any failure of Lender to perfect its security interest in and liens on, or to preserve its rights to, any collateral; or (e) the validity, legality, regularity, or enforceability of any of the obligations hereby guaranteed, or of the Amended and Restated Credit Agreement or any other agreement or instrument relating to the obligations hereby guaranteed. This Amended and Restated Unlimited Continuing Guaranty is a continuing guaranty which shall remain effective during the term of the Amended and Restated Credit Agreement, and any renewal, replacement or restatement thereof, and until all obligations hereby guaranteed have been paid in full. The death, dissolution, liquidation, merger, consolidation, or other change of form of the Guarantor or any other guarantor of the obligations hereby guaranteed shall not cause the termination of this Amended and Restated Unlimited Continuing Guaranty. Any

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                                                           Page 183 of 207 Pages
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releases which may be given by Lender to any one or more other guarantors of the obligations hereby guaranteed shall not release the Guarantor from this Amended and Restated Unlimited Continuing Guaranty. Termination by any other guarantor of any guaranty of the obligations hereby guaranteed shall not affect the continuing liability of the Guarantor hereunder.

     3. Lender's books and records showing the accounts between Lender and the Guarantor shall be admissible in any action or proceeding and shall constitute prima facie proof thereof.

     4. All rights of the Guarantor to subrogation, reimbursement or indemnity of any kind, or to recourse to security for the debts and obligations to Lender, arising from payment by the Guarantor hereunder, are hereby subrogated to the rights of Lender under this Amended and Restated Unlimited Continuing Guaranty until all Obligations (as such term is defined in the Amended and Restated Credit Agreement) of Borrower to Lender are paid in full.

     5. All sums at any time to the credit of the Guarantor and any property of the Guarantor at any time in the possession of Lender or any affiliate may be held by Lender or such affiliate as security for any and all obligations of the Guarantor to Lender, no matter how or when arising, whether absolute or contingent, whether due or to become due and whether under this Amended and Restated Unlimited Continuing Guaranty or the Amended and Restated Credit Agreement, and the Amended and Restated Promissory Note and other documents relating thereto. In addition, whenever the obligations hereby guaranteed, or any part thereof, are due and payable by the Guarantor, then Lender or any affiliate may without prior notice to or demand on the Guarantor, elect in its sole discretion to set off against the obligations hereby guaranteed any and all moneys then or thereafter owed to the Guarantor by Lender or such affiliate, whether or not the indebtedness or the obligation to pay such moneys is then due. Lender or such affiliate shall be deemed to have exercised this right immediately at the time of its election even through any charge therefor is made or entered on Lender's or such affiliate's records subsequent to that time. All reasonable costs and expenses, including, without limitation, attorneys' and paralegals' fees (based on hours expended at standard hourly billing rates) paid or incurred by Lender or such affiliate in connection with any such setoff shall be paid by the Guarantor upon demand.

     6. All payments by the Guarantor pursuant to this Amended and Restated Unlimited Continuing Guaranty shall be made to Lender at the address for payments specified in the Amended and Restated Credit Agreement. Any payment received by Lender from the Guarantor shall be applied Lender as follows:

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                                                           Page 184 of 207 Pages
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     First, to the payment of the reasonable costs and expenses of collection and all expenses (including, without limitation, any reasonable legal fees and disbursements and the allocated costs of in-house counsel), liabilities and advances made or incurred by Lender in connection therewith;

     Next, to Lender in accordance with the Amended and Restated Credit Agreement until all Obligations shall have been indefeasibly paid in full; and

     Finally, after payment in full of all Obligations and the termination of the Amended and Restated Credit Agreement, to the payment to the Guarantor, or its respective successors or assigns, or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.


     7. Upon the occurrence of an Event of Default as provided in the Amended and Restated Credit Agreement, Lender may proceed to enforce this Amended and Restated Unlimited Continuing Guaranty against the Guarantor.

     8. The Guarantor represents and warrants that it has adequate means to obtain on a continuing basis information concerning the financial condition and operating of the Borrower, and that it is not relying on Lender to provide such information at any time.

     9. The Guarantor acknowledges and agrees that it has received and expects to continue to receive material benefits as a result of entering into this Amended and Restated Unlimited Continuing Guaranty and the transactions contemplated by the Credit Agreement. If, however, a court of competent jurisdiction finally determines that, a to the Guarantor, the creation or the enforcement of this Amended and Restated Unlimited Continuing Guaranty to any extent constitutes a fraudulent transfer under applicable law, then this Amended and Restated Unlimited Continuing Guaranty shall thereupon be deemed modified so that the liability of the Guarantor under this Amended and Restated Unlimited Continuing Guaranty shall be limited to the maximum amount for which this Amended and Restated Unlimited Continuing Guaranty could be enforced without constituting a fraudulent transfer by the Guarantor.

     10. If, after receipt of any payment of all or any part of the obligations hereby guaranteed, Lender is for any reason compelled to refund or surrender such payment to any person or entity, because such payment is determined to be void or voidable as a preference, impermissible setoff, or a diversion of trust funds, or based on any claim of breach of contract, breach of warranty, illegality, invalidity, or fraud, or for any

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                                                           Page 185 of 207 Pages
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other reason, then this Amended and Restated Unlimited Continuing Guaranty and the obligations intended to be paid by such payment shall be reinstated, if necessary, and shall continue in full force notwithstanding any contrary action which may have been taken by Lender in reliance upon such payment. Any such contrary action so taken shall be without prejudice to Lender's rights under this Amended and Restated Unlimited Continuing Guaranty and shall be deemed to have been conditioned upon such payment having become final and irrevocable. Lender may defend, compromise, or pay any such claim to recover such payment as it elects in its sole discretion. The provisions of this paragraph shall survive the termination of this Amended and Restated Unlimited Continuing Guaranty.

     11. No election by Lender to proceed in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of Lender's right to proceed in any other form of action or proceeding or against any other form of action or obligation. Specifically, but without limiting the generality of the foregoing, no action or proceeding by Lender against the Guarantor under any document or instrument evidencing or securing indebtedness of the Guarantor to Lender shall serve to diminish the liability of the

Guarantor hereunder, except to the extent Lender realizes payment by such action or proceeding. The Guarantor hereby waives any defense based upon an election of remedies by Lender with respect to any property of the Guarantor or any other person which now or hereafter secures the obligations of the Guarantor to Lender, including but not limited to judicial foreclosure, exercise of power of sale or taking a deed or assignment in lieu of foreclosure as to any collateral, and the Guarantor shall be liable to Lender for any deficiency resulting from the exercise by Lender of any such remedy, even though any right of subrogation, reimbursement, or other right which the Guarantor may have against others might be diminished or destroyed. The Guarantor agrees that Lender shall not be under any obligation to marshal any assets in favor of the Guarantor or against or in payment of any or all of the obligations hereby guaranteed.

     12. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN, THE GUARANTOR WAIVES:
NOTICE OF ACCEPTANCE OF This Amended and Restated Unlimited Continuing Guaranty; THE RIGHT TO A JURY TRIAL IN ANY ACTION HEREUNDER OR ARISING OUT OF LENDER'S TRANSACTIONS WITH THE GUARANTOR, AND THE RIGHT TO ASSERT DEFENSES OTHER THAN PAYMENT, SETOFFS, AND COUNTERCLAIMS IN ANY SUCH ACTION; PRESENTMENT, DEMAND, PROTEST AND NOTICE OF DEMAND, DISHONOR, AND PROTEST AS TO ANY INSTRUMENT; NOTICE OF DEFAULT; NOTICE OF ANY AND ALL FAVORABLE AND UNFAVORABLE INFORMATION, FINANCIAL OR OTHER, ABOUT THE GUARANTOR HERETOFORE, NOW OR HEREAFTER LEARNED OR ACQUIRED BY LENDER; AND ALL OTHER NOTICES TO WHICH THE GUARANTOR MIGHT OTHERWISE BE ENTITLED. THE GUARANTOR CONFIRMS THAT THE FOREGOING WAIVER IS INFORMED AND VOLUNTARY.

                                       5
                                                           Page 186 of 207 Pages
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     13. The Guarantor hereby represents and warrants that: (a) it has the corporate power and authority to execute, deliver, and perform this Amended and Restated Unlimited Continuing Guaranty; (b) it has taken all necessary corporate action (including without limitation, obtaining any required approval of its stockholders) to authorize its execution, delivery, and performance of this Amended and Restated Unlimited Continuing Guaranty; (c) no consent, approval, or authorization of, or filing with, any governmental authority, and on consent of any other person, is required in connection with its execution, delivery, and performance of this Amended and Restated Unlimited Continuing Guaranty, except for those already duly obtained or made; (d) this Amended and Restated Unlimited Continuing Guaranty has been duly executed and delivered by the Guarantor and constitutes its legal, valid, and binding obligation, enforceable against it in accordance with its terms without defense, setoff, or counterclaim; and (e) the Guarantor's execution, delivery, and performance of this Amended and Restated Unlimited Continuing Guaranty do not and will not conflict with, or constitute a violation or breach of, or constitute a default under, or result in the creation or imposition of any lien or encumbrance upon this property of the Guarantor (except as contemplated by this Amended and Restated Unlimited Continuing Guaranty) by reason of the terms of (i) any mortgage, lease, agreement, or instrument to which it is a party or which is binding upon it, (ii) any judgment, law, statute, rule, or governmental regulation applicable to it, or
(iii) its Certificate or Articles of Incorporation or By-Laws.

     14. This Amended and Restated Unlimited Continuing Guaranty shall be binding upon the Guarantor's successors and assigns. Upon any assignment by Lender of its rights and obligations, or any part thereof, in accordance with the Amended and Restated Credit Agreement, such assignee shall become vested with Lender's rights and benefits hereunder to the extent of such assignment.

     15. All acts and transactions hereunder and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of New York, except that no doctrine of choice of law shall be used to apply the laws of any other state or jurisdiction.

     16. This Amended and Restated Unlimited Continuing Guaranty constitutes the entire agreement of the Guarantor and Lender with respect to the subject matter hereof, and represents a restatement and replacement of the Guaranty in its entirety. This Amended and Restated Unlimited Continuing Guaranty may not be modified, nor may any provision hereof or the observance thereof by waived, except in a written agreement signed by the Guarantor and Lender.

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                                                           Page 187 of 207 Pages
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     17. The Guarantor agrees that, in addition to any other courts that may have jurisdiction under applicable law and rules, the Supreme Court of the State of New York in the County of Erie, and the United Stated District Court for the Western District of New York shall each have jurisdiction to hear and determine any claims or disputes pertaining directly or indirectly to this Amended and Restated Unlimited Continuing Guaranty or to any matter arising herefrom. The Guarantor expressly submits and consents, in advance, to such jurisdiction in any action or proceeding in such courts, and agrees that venue shall be proper in such courts for all such matters, hereby waiving personal service of the summons and complaint, or other process or papers issued therein, and agreeing that service of such summons or complaint or other process or papers may be made by registered or certified mail (return receipt requested) addressed to it at 900 Huyler Street, Teterboro, New Jersey 07608, or at such other address of which it shall have notified Lender in writing.

     18. Notwithstanding anything to the contrary in this Amended and Restated Unlimited Continuing Guaranty, Lender may exercise all rights and remedies provided for herein and by law.

     IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Unlimited Continuing Guaranty the date first above written.



                                        SAI/DELTA, INC.


                                        By: /s/ Michael Julian
                                           -------------------------------
                                        Name:
                                        Title:


                                        /s/ Joseph M. Lobozzo II
                                        ----------------------------------
                                        JOSEPH M. LOBOZZO II


                                       7
                                                           Page 188 of 207 Pages

STATE OF NEW YORK          )
COUNTY OF MONROE           )        SS.:


     On this 10th day of October, 1996, before me personally came ___________________________________, to me known, who, being by me duly sworn, did depose and say that he resides in
____________________________________________, that he is the _____________ of
SAI/DELTA, INC., the corporation described in and which executed the above instrument; that he signed his name thereto by order of the Board of Directors of said corporation.

                                        ----------------------------------------
                                                      Notary Public



STATE OF NEW YORK          )
COUNTY OF MONROE           ) ss.:

     On this 10th day of October 1996 before me personally came JOSEPH M. LOBOZZO II, to me personally known and known to me to be the same person described in and who executed the foregoing instrument, and he acknowledged to me that he executed the same.

                                        ----------------------------------------
                                                      Notary Public


                                       8
                                                           Page 189 of 207 Pages